Exhibit 99.7

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                      MONTHLY CERTIFICATEHOLDERS' STATEMENT

                         CC MASTER CREDIT CARD TRUST II
               (Formerly Chevy Chase Master Credit Card Trust II)
                                  SERIES 1996-C

Pursuant to the "Pooling and Servicing Agreement"), dated as of June 1, 1995, (the "Pooling and Servicing Agreement"), among First USA Bank, NA, as Transferor and Servicer ("First USA"), First USA, as Transferor, and Bankers Trust Company, as trustee (the "Trustee"). First USA as Servicer is required to prepare certain information each month regarding current distributions to Series 1996-C Certificateholders and the performance of the CC Master Credit Card Trust II (the Trust") during the previous month. The information which is required to be prepared with respect to the March 15, 2000, Distribution Date (referred to herein as the "Distribution Date"), and with respect to the performance of the Trust during the February, 2000, Monthly Period (referred to herein as the Monthly Period") is set forth below. Certain of the information is presented on the basis of an original principal amount of $1,000 per Series 1996-C Certificate (a "Certificate"). Certain other information is presented based on the aggregate amounts for the Trust as a whole. Capitalized terms used in this Monthly Statement have their respective meanings set forth in the Pooling and Servicing Agreement.


A)       Information Regarding Distributions to
         the Class A Certificateholders, per
         $1,000 original certificate principal amount.

         (1) The total amount of the
         distribution to Class A
         Certificateholders, per $1,000
         original certificate principal amount                      $ 4.8534722

         (2) The amount of the distribution
         set forth in paragraph 1 above in
         respect of interest on the Class A
         Certificates, per $1,000 original
         certificate principal amount                               $ 4.8534722

         (3) The amount of the distribution
         set forth in paragraph 1 above in
         respect of principal of the Class A
         Certificates, per $1,000 original
         certificate principal amount                               $ 0.0000000

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B)       Class A Investor Charge Offs and
         Reimbursement of Charge Offs

         (1) The amount of Class A Investor
         Charge Offs                                                $ 0.0000000

         (2) The amount of Class A Investor
         Charge Offs set forth in paragraph 1
         above, per $1,000 original certificate
         principal amount                                           $ 0.0000000

         (3) The total amount reimbursed in
         respect of Class A Investor Charge Offs                    $ 0.0000000

         (4) The amount set forth in paragraph
         3 above, per $1,000 original
         certificate principal amount                               $ 0.0000000

         (5) The amount, if any, by which the
         outstanding principal balance of the
         Class A Certificates exceeds the Class
         A Invested Amount after giving effect
         to all transactions on such Distribution Date              $ 0.0000000

C)       Information Regarding Distributions to
         the Class B Certificateholders, per
         $1,000 original certificate principal amount.

         (1) The total amount of the
         distribution to Class B
         Certificatedholders, per $1,000
         original certificate principal amount                      $ 5.0427776

         (2) The amount of the distribution
         set forth in paragraph 1 above in
         respect of interest on the Class B
         Certificates, per $1,000 original
         cerificate principal amount                                $ 5.0427776

         (3) The amount of the distribution
         set forth in paragraph 1 above in
         respect of principal on the Class B
         Certificates, per $1,000 original
         cerificate principal amount                                $ 0.0000000

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D)       Class B Investor Charge Offs and
         Reimbursement of Charge Offs

         (1) The amount of Class B Investor
         Charge Offs                                                $ 0.0000000

         (2) The amount of Class B Investor
         Charge Offs set forth in paragraph 1
         above, per $1,000 original certificate
         principal amount                                           $ 0.0000000

         (3) The total amount reimbursed in
         respect of Class B Investor Charge Offs                    $ 0.0000000

         (4) The amount set forth in paragraph
         3 above, per $1,000 original
         certificate principal amount                               $ 0.0000000

         (5) The amount, if any, by which the
         outstanding principal balance of the
         Class B Certificates exceeds the Class
         B Invested Amount after giving effect
         to all transactions on such
         Distribution Date                                          $ 0.0000000



                                 First USA Bank, NA,
                                 as Servicer


                                 By  /s/ Tracie H. Klein
                                     -----------------------------------
                                     Tracie H. Klein
                                     First Vice President